WINN-DIXIE STORES, INC.

                      Key Employee Stock Option Plan

                       (Effective January 24, 1990)

           (Revised June 22, 1992, effective June 1, 1992; and
            further Revised June 22, 1994, and July 25, 1994)
                             _______________

                                ARTICLE I.
                     Designation and Purpose of Plan

    The Plan shall be known as the "Winn-Dixie Key Employee Stock Option Plan". The purpose of the Plan is to promote in the Company's key employees additional incentive by inducing and enabling them to become part owners of the business or to increase their share of its ownership through the exercise of options granted pursuant to the Plan.

                               ARTICLE II.
                               Definitions

    The following words and phrases wherever used herein shall, unless the context otherwise indicates, have the following meanings:
              1. "Committee" shall mean a committee of at least two persons appointed by the Board of Directors of the Company each of whom shall be a director of the Company.
              2. "Eligible Employee" shall mean any person who, at the time an option is granted hereunder, shall be a member of the Executive Committee of the Company, other than the Chairman of the Board, or is a Division President or Division Manager.
              3. "Option" shall mean any Option granted or held pursuant to the provisions of the Plan. Options shall be evidenced by forms prescribed by the Committee.
              4. "Optionee" shall mean any person who at the time in question holds any Option which then remains unexercised in whole or in part and which has not expired or terminated.
              5. Company" shall mean Winn-Dixie Stores, Inc. and "Board" or "Board of Directors" shall mean the Board of Directors of the Company.
              6.    "Plan" shall mean this Winn-Dixie Key Employee
Stock Option Plan.
              7. "Return on Capital" shall mean the percentage which the net earnings of the Company for a particular fiscal year bears to the average net shareholder equity for such fiscal year, in each case as reflected in the financial statements of the Company for such fiscal year as reported in the Company's Annual Report to its stockholders.
              8. "Stock" shall mean the Company's Common Stock, having a par value of $1.00 per share, as constituted on October 31, 1990, whether presently authorized and unissued or held in the Company's treasury, or hereafter reacquired by the Company. In the event that the Stock shall be split up, divided or otherwise reclassified into a greater number of shares of Stock or of any other class of Common Stock of the Company, the term "Stock" shall thereafter mean the Common Stock of the Company into which the shares of Stock were so split up, divided or otherwise reclassified; and the remaining number of shares of Stock which may thereafter be sold pursuant to the Plan and the remaining number of shares of Stock which may thereafter be purchased pursuant to the exercise of any Option then outstanding shall be correspondingly increased. In case any dividend payable in shares of Stock is paid to the holders of outstanding shares of Stock, the remaining number of shares of Stock which may thereafter be sold pursuant to the Plan and the remaining number of shares of Stock which may thereafter be purchased pursuant to the exercise of any Option then outstanding shall be increased by the percentage which the number of shares of Stock so paid as a dividend bears to the total number of shares of Stock outstanding immediately prior to the payment of such dividend; provided, however, that no such increase shall be made with respect to any dividend aggregating less than 20% of the total number of shares of Stock outstanding immediately prior to the payment thereof.

                               ARTICLE III.
                   Shares Available for Purchase

              Subject to the anti-dilution provisions contained in the definition of Stock in Article II hereof, except as provided in Article VII hereof, the maximum number of shares of Stock which may be sold pursuant to the exercise of Options shall be 1,000,000. Except as provided in Article VII hereof, at no time shall there be Options outstanding for the purchase of more than 1,000,000 shares of Stock (subject to said anti-dilution provisions) less such number of shares as have previously been sold pursuant to the exercise of Options. If an Option shall for any reason terminate or expire, any shares of Stock covered by such Option immediately prior to its termination or expiration shall again become available for sale pursuant to the exercise of other Options granted or to be granted pursuant to the Plan.
              No Option granted pursuant to the Plan shall be exercisable, and no shares of Stock shall be sold or issued upon the exercise of any Option unless, at the time of such exercise, sale or issue, as the case may be, an exemption from registration of the shares of Stock under the Securities Act of 1933, as amended, shall be applicable with respect thereto in accordance with regulations duly promulgated by the Securities and Exchange Commission under said Act.

                               ARTICLE IV.
              Granting Expiration and Termination of Options

              The Committee shall, by a vote of a majority thereof, have the exclusive power to grant Options to purchase shares of Stock to Eligible Employees. Such Options may be granted at any time and from time to time to such Eligible Employees, for such number of shares as the Committee in its sole discretion deems advisable, but in no event more than one-half (1/2) of the shares available under the Plan from time to time to any single "Eligible Employee", presently a limit of 250,000 but increased to 500,000 if the increase in total number of shares available to 1,000,000 is approved by the shareholders on October 5, 1994. In all cases the option price per share shall be the fair market value of the Stock on the date on which the Option is granted (but not less than $1.00), and such Option shall be exercisable, subject to the provisions of Article V hereof, within the option period, at the end of which period it shall expire and become void to the extent that it then remains unexercised. The option period within which each Option granted hereunder shall be exercisable shall commence on such date as the Committee shall determine and shall end on December 31, 1996, as to Options granted prior to June 1, 1992; shall end on December 31, 1998, as to Options granted after June 1, 1992 and prior to May 31, 1994; and shall end not later than January 15th following the sixth fiscal year after the grant, in no event later than January 15, 2011, as to options granted after June 1, 1994.
              Subject to the provisions of Article V hereof, if the Optionee to whom an Option was originally granted shall cease to be employed by the Company for any reason other than death he may, within the three months next succeeding such cessation of employment (unless such Option shall sooner expire), exercise such Option to the extent that he was entitled to exercise it as of the date of such cessation, and at the expiration of such three months (unless it shall have sooner expired) such Option shall terminate and become void to the extent that it then remains unexercised. Leaves of absence may be granted to Optionees who are employees of the Company because of illness or for such other reasons as the Board of Directors may determine, without being considered a termination or cessation of employment.
              The Plan shall not confer upon any Eligible Employee or any Optionee any right with respect to continuance of employment by the Company, nor shall it interfere in any way with his right, or the Company's right, to terminate his employment at any time.
              In the event of the death, while in the employ of the Company, of an Optionee to whom an option was originally granted, such Option shall be exercisable (to the extent provided in Article V hereof) within one year of such date of death (unless it shall sooner expire), but only (a) by the person or persons to whom such Option shall pass by such Optionee's will or the laws of descent and distribution, and (b) if and to the extent that he was entitled to exercise such Option at the date of his death. At the end of such one year period the Option (unless it shall have sooner expired) shall terminate and become void to the extent that it then remains unexercised.

                                ARTICLE V.
                           Exercise of Options

              Each Option granted pursuant to the Plan shall become exercisable on and after such date as the Committee shall determine, to the extent of 50% of the shares of Stock covered thereby at any time after the end of a fiscal year of the Company for which the Company earned a Return on Capital of 20% or more, if such Option was outstanding throughout such fiscal year. Each such Option shall become exercisable as to the remaining 50% of the shares of Stock covered thereby at any time after the end of the second consecutive fiscal year of the Company in each of which two consecutive fiscal years the Company earned a Return on Capital of 20% or more, if such Option was outstanding throughout such period of two consecutive years.
              Subject to the preceding paragraph and to the provisions of the second paragraph of Article III hereof, any Optionee shall have the right to exercise his Option in whole at any time or in part from time to time (provided that each exercise shall be for 1,000 shares of Common Stock of the Company, as constituted at the date of such exercise, or any multiple thereof) by submitting written notice thereof to the Company or its duly authorized agent or representative, on such form or forms as may be provided by the Company, accompanied by payment in full, in cash, for the shares to be purchased.

                               ARTICLE VI.
                           Rights of Optionees

              An Optionee shall not have any rights as a stockholder of the Company by virtue of any Option until the date of issue of the certificate or certificates for the shares of Stock purchased by him pursuant to its exercise.
              No Option or any right thereunder of an Optionee to purchase shares of Stock pursuant to the Plan may be sold, pledged, assigned or transferred by him otherwise than by will or the laws of descent and distribution, and such Option shall be exercisable, during his lifetime, only by him.

                               ARTICLE VII.
                Effectiveness, Interpretation, Amendment,
                  Suspension and Termination of the Plan

              The effectiveness of this Plan is subject to the condition that it shall have been approved by the Shareholders of the Company within twelve months after its adoption. Unless such approval by the Shareholders shall have been obtained, this Plan and any Option granted pursuant thereto shall be null and void and without effect.
              Determinations of the Committee as to any question which may arise with respect to the interpretation or administration of any provisions of the Plan shall be final unless otherwise determined by the Board of Directors of the Company. The Committee may prescribe administrative rules under the Plan and may in its discretion appoint an independent agent to act as Option Agent for Options granted pursuant to the Plan and may empower such Option Agent to handle any or all administrative matters with regard to Options granted by the Committee.
              The Company shall have the power at any time to add to, amend or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or of any provision or provisions thereof for any period or periods or to terminate the Plan in whole or in part, provided, however, that no such addition, amendment, repeal, suspension or termination shall in any way affect the rights of the holders of outstanding Options to purchase shares of Stock in accordance with the provisions hereof.
              Unless authorized or ratified by the holders of a majority of the shares of Common Stock of the Company present or represented at a meeting thereof at which a quorum shall be present, no amendment to the Plan shall become effective which shall (1) increase the aggregate number of shares of Stock available under the Plan, (2) permit the granting of Options to persons other than Eligible Employees, (3) decrease the minimum option price, or (4) extend the maximum period within which an Option may be exercisable to any date later than December 31, 1996, as to Options granted prior to June 1, 1992, or later than December 31, 1998, as to Options granted after June 1, 1992 but prior to May 31, 1994 and shall end not later than January 15th following the sixth fiscal year after the grant, in no event later than January 15, 2011, as to options granted after June 1, 1994.

                              ARTICLE VIII.
              Stock Not Registered, Disclosure Requirement,
                        Legending of Certificates

              Since all of the Eligible Employees are directors and/or executive officers of the Company, they are "accredited investors" within the meaning of Rule 501(a)(4) of Regulation D promulgated under the Securities Act of 1933, as amended. Shares of Stock covered by Options under the Plan will be sold in accordance with Rule 506 of such Regulation D, and such sales shall therefore be deemed to be transactions not involving any public offering within the meaning of
Section 4(2) of such Act.
              The Committee, prior to the time of each sale of Stock pursuant to the exercise of an Option granted under the Plan, shall provide the purchaser with written disclosure that the shares of Stock so to be purchased have not been registered under the Securities Act of 1933, as amended, and, therefore, cannot be resold unless they are registered under such Act or unless an exemption from registration is available.
              Each certificate evidencing shares of Stock sold pursuant to the exercise of an Option granted under the Plan shall bear the following legend:
     "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, and, therefore, cannot be resold unless they are registered under such Act or unless an exemption from registration is available."